Exhibit 10.3

Dated 23 December 2008

DEED OF AMENDMENT

in respect of a

SENIOR FACILITIES AGREEMENT

DEED OF GUARANTEE AND COVENANTS AND

INTERCREDITOR DEED

each dated 10 July 2008

and made between (among others)

PASALBA LTD.

as the Company

NOWDO LIMITED

as the Senior Borrower or On-Loan Lender

GOLDMAN SACHS INTERNATIONAL

UNICREDIT BANK AUSTRIA AG

ING BANK N.V. LONDON BRANCH

RAIFFEISEN ZENTRALBANK ÖSTERREICH AG

as Mandated Lead Arrangers

and

RAIFFEISEN ZENTRALBANK ÖSTERREICH AG

as Facility Agent

KEEP THE ORIGINAL OF THIS DOCUMENT OR ANY CERTIFIED COPIES THEREOF OUTSIDE

THE REPUBLIC OF AUSTRIA. THE TAKING OF THIS DOCUMENT, ANY CERTIFIED COPY

THEREOF OR OF WRITTEN CONFIRMATIONS OR REFERENCES THERETO INTO THE

REPUBLIC OF AUSTRIA AS WELL AS THE PRODUCTION OF SUCH WRITTEN CONFIRMATIONS

OR REFERENCES THERETO (INCLUDING E-MAILS) IN THE REPUBLIC OF AUSTRIA MAY

TRIGGER AUSTRIAN STAMP DUTY.

White & Case LLP

5 Old Broad Street

London EC2N 1DW

THIS DEED is dated 23 December 2008 and made between:

(1)	LION/RALLY LUX 2 S.A.R.L., a company incorporated under the laws of Luxembourg (corporate identity no. B 139055) having its registered office at 13-15, Avenue de la Liberté, L-1931 Luxembourg (the “Shareholder Creditor”);

(2)	LION/RALLY LUX 3 S.A.R.L., a company incorporated under the laws of Luxembourg (corporate identity no. B 139054) having its registered office at 13-15, Avenue de la Liberté, L-1931 Luxembourg (the “Parent” and “Note Trustee”);

(3)	PASALBA LTD, a company organised and existing under the laws of Cyprus under registered number HE 202291 and with its registered office at 35 Theklas Lysioti Street, Eagle Star House, 5th Floor, Limassol, Cyprus (the “Company”);

(4)	NOWDO LIMITED, a company organised and existing under the laws of Cyprus under registered number HE 209795 and with its registered office at 35 Theklas Lysioti Street, Eagle Star House, 5th Floor, Limassol, Cyprus (the “Senior Borrower” or the “On-Loan Lender”);

(5)	RAIFFEISEN ZENTRALBANK ÖSTERREICH AG as Original Facility Agent for the Finance Parties (the “Facility Agent”, the “Senior Agent” or the “On-Loan Facility Agent”) including GOLDMAN SACHS INTERNATIONAL, UNICREDIT BANK AUSTRIA AG, ING BANK N.V. LONDON BRANCH and RAIFFEISEN ZENTRALBANK ÖSTERREICH AG; as Mandated Lead Arrangers (the “Arrangers” and each an “Arranger”), THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Original Parties) of the Senior Facilities Agreement (as hereinafter defined) as lenders (the “Original Lenders”) and THE LAW DEBENTURE TRUST CORPORATION p.l.c. as Security Agent for the Secured Parties (the “Security Agent”);

(6)	THE PERSONS listed in Schedule 1 (The Original Parties) as original intragroup creditors (the “Original Intragroup Creditors”);

(7)	THE PERSONS listed in Schedule 1 (The Original Parties) as original intragroup debtors (the “Original Intragroup Debtors”);

(8)	THE PERSONS listed in Schedule 1 (The Original Parties) as original guarantors and original group guarantors (the “Original Guarantors” and the “Original Group Guarantors”, respectively); and

(9)	THE PERSONS listed in Schedule 1 (The Original Parties) as on-loan borrowers (the “On-Loan Borrowers”).

WHEREAS:

(A)

This Deed is supplemental to, inter alia, the senior term loan facilities agreement dated 10 July 2008 (the “Senior Facilities Agreement”) between the Company, the Senior Borrower, the Arrangers, the Original Lenders, the Facility Agent, the Security Agent, and the Issuing Bank (as defined therein) and to the deed of guarantee and covenants dated 10 July 2008 (the “Deed of Guarantee and Covenants”) between the On-Loan Lender, the Company, the On-Loan Borrowers, the Original Group

Guarantors and the Facility Agent and to the intercreditor deed dated 10 July 2008 (the “Intercreditor Deed”) between, inter alia, the Shareholder Creditor, the Parent, the Company, the Senior Borrower, the Senior Agent, the Security Agent and the Issuing Bank.

(B)	The parties wish to amend the Senior Facilities Agreement, the Deed of Guarantee and Covenants, Intercreditor Deed and the Hedging Letter on the terms and subject to the conditions set out in this Deed.

IT IS AGREED as follows:

1.	INTERPRETATION

Subject to the terms of this Deed, words and expressions defined in the Senior Facilities Agreement or, as the case may be, the On-Loan Facility Agreement, the Deed of Guarantee and Covenants or the Intercreditor Deed shall have the same meanings in this Deed. In this Deed “Amended Senior Facilities Agreement” means the Senior Facilities Agreement as amended by this Deed, “Amended Deed of Guarantee and Covenants” means the Deed of Guarantee and Covenants as amended by this Deed and “Amended Intercreditor Deed” means the Intercreditor Deed as amended by this Deed.

2.	AMENDMENTS TO SENIOR FACILITIES AGREEMENT

With effect from the Effective Date (as defined below), the Senior Facilities Agreement shall be amended as follows, and all references in the Senior Facilities Agreement to “this Agreement” shall include this Deed:

(a)	The definition of “Approved Accounting Firm” in Clause 1.1 (Definitions) shall be replaced with ““Approved Accounting Firm” means: (a) any of PricewaterhouseCoopers, Deloitte & Touche, KPMG, Ernst & Young; (b) BDO Unicon for the period up until first anniversary of the Closing Date; or (c) any other firm (if such other firm is agreed to in advance in writing by the Majority Lenders)”.

(b)	The definition of “Auditors” in Clause 1.1 (Definitions) shall be replaced with ““Auditors” means an Approved Accounting Firm, or any other firm (if such other firm is agreed to in advance in writing by the Majority Lenders) or, in the case of the financial statements to be delivered pursuant to paragraph (a)(ii) of Clause 26.2 (Financial Statements), such auditors of the Obligors from time to time which are reputable accounting firms”.

(c)	The definition of “Margin” in Clause 1.1 (Definitions) shall be amended by:

(i)	replacing paragraph (a) with “(a) in relation to any Facility A Loan, 5.25 per cent. per annum”;

(ii)	replacing paragraph (b) with “(b) in relation to any Facility B Loan, 5.85 per cent per annum”; and

(iii)	deleting the margin adjustment, based on Total Leverage, in respect of Facility B so the table reads as set out below and by making consequential amendments to the definition of Margin by deleting the words “Facility B,” as they appear in the third line of paragraph (g)(iii) and the second line of paragraph (iii).

Total Leverage	Facility A Margin % p.a.	ACR Financing Facility Margin % p.a.	Revolving Facility Margin % p.a.
Greater than 2.50:1	5.25	3.50	3.50
Greater than 2.25:1 but less than or equal to 2.50:1	5.00	3.25	3.25
Greater than 2.00:1 but less than or equal to 2.25:1	4.75	3.00	3.00
Greater than 1.75:1 but less than or equal to 2.00:1	4.50	2.75	2.75
Less than or equal to 1.75:1	4.25	2.50	2.50

(d)	The definition of “Permitted Disposal” in Clause 1.1 (Definitions) shall be amended by:

(i)	inserting a new paragraph “(n) of rights related to hedging arrangements provided the requirements of the Hedging Letter are met;”; and

(ii)	inserting a new paragraph “(o) of receivables on recourse terms to the extent the same arises in connection with Permitted Financial Indebtedness; and”,

and renumbering existing paragraph (n) as (p) accordingly.

(e)	The definition of “Permitted Financial Indebtedness” in Clause 1.1 (Definitions) shall be amended by:

(i)	replacing the figure “$30,000,000” in sub-paragraph (i) of paragraph (g) with the figure “$40,000,000”;

(ii)	replacing the figure “$40,000,000” in sub-paragraph (ii) of paragraph (g) with the figure “$50,000,000”; and

(iii)	replacing the figure “$50,000,000” in sub-paragraph (iii) of paragraph (g) with the figure “$60,000,000”.

(f)	The definition of “Permitted Payments” in Clause 1.1 (Definitions) shall be amended by inserting a new paragraph:

“(e)	a Dividend from the Senior Borrower to the Company, provided that the amount of such Dividend is directly paid by the Senior Borrower into an account of the Company outside Russia subject to Transaction Security, and thereafter used held or applied in any manner permitted by the Finance Documents;”, and renumbering the last paragraph (f) as (g) accordingly.

(g)	Paragraph (c)(iii) of Clause 3.1 (Purposes) shall be amended by replacing the words:

“financing increases in Working Capital, provided that the value of all Overdue Receivables has not, on the two most recent successive Quarter Dates for which Financial Statements are available, exceeded more than 7.5 per cent. of the value of Total Receivables (as shown in the two most recent Quarterly Financial Statements delivered to the Facility Agent pursuant to paragraph (b) of Clause 26.2 (Financial statements));”

with

“financing increases in Working Capital (and any anticipated increase in Working Capital, provided that the relevant Borrower believes in good faith that such Utilisation is required to finance an expected increase in Working Capital and does apply such amount to finance an increase of Working Capital thereafter), provided that on the date of such Utilisation the value of all Overdue Receivables has not, on the two most recent successive Quarter Dates, exceeded more than 7.5 per cent. of the value of Total Receivables (as shown in, if available, the two most recent Quarterly Financial Statements delivered to the Facility Agent pursuant to paragraph (b) of Clause 26.2 (Financial statements)) (and the Company shall certify in the Utilisation Request for such Utilisation whether or not such percentage was exceeded on each such Quarter Date, and the Facility Agent may but shall not be required to rely upon such certification);”

(h)	The definition of “Excluded Disposal Proceeds” in Clause 13.2 (Disposal, Insurance and Acquisition Proceeds, Excess Cashflow and Escrow) shall be amended by:

(i)	replacing the words “arising as a result of a Permitted Disposal” with “arising as a result of Permitted Receivables Financing or arising as a result of a Permitted Disposal”;

(ii)	replacing the words “(f) or (g)” in paragraph (i) of the definition of “Excluded Disposal Proceeds” with “(f), (g), (n) or (o)”; and

(iii)	inserting a new paragraph “(ii) paragraph (m) of the definition of “Permitted Disposals” to the extent such Disposal Proceeds arise as a result of non-recourse receivables financing; and” and renumbering existing paragraph (ii) as (iii) accordingly.

(i)	Paragraph (c) of Clause 10.1 (Uncommitted ACR Facility) shall be replaced with the following the following:

“(c) For the avoidance of doubt, no Lender is obliged to agree to provide an Uncommitted ACR Facility and in the event any Lender does not exercise the right provided in paragraph (b) above to provide the Uncommitted ACR Facility (such that the aggregate of Commitments in respect thereof is less than the Total Uncommitted ACR Facility Commitment), the Company may approach any Lender or any other financial institution that is willing to provide such Facility in an amount which, when aggregated with any commitments agreed by any Lender, does not exceed the Total Uncommitted ACR Facility Commitment (a “New ACR Facility Lender”) provided that the accession of any such new Lender under paragraph (d) below shall require the prior written consent of the Majority Lenders.”

(j)	In Clause 21 (Other Indemnities) a new “Clause 21.5 (Indemnity to the Account Bank)” shall be inserted as follows:

“For the avoidance of doubt, if the Facility Agent acts as an account bank for the Company or any of its Affiliates, the Facility Agent shall not be liable to any Finance Party for any actions undertaken by it in its capacity as account bank in accordance with the mandate for the relevant account.”.

(k)	Paragraph (a)(ii) of Clause 26.2 (Financial Statements) shall be amended by replacing the word “consolidated” with “unconsolidated”.

(l)	Paragraph (b)(iv) of Clause 26.4 (Requirements as to financial statements) shall be deleted and paragraph (b)(v) of Clause 26.4 (Requirements as to financial statements) shall be renumbered as paragraph (iv) and amended by replacing the words “applied in the preparation of the Base Case Model and the Original Financial Statements, unless,” with the following:

“applied:

(A)	in the case of the Company, in the preparation of the Base Case Model; and

(B)	in the case of any Obligor, in the preparation of the Original Financial Statements for that Obligor,

unless,”

(m)	The definition of “Borrowings” in Clause 27.1 (Financial definitions) shall be amended by:

(i)	deleting paragraph (f) and renumbering the existing paragraphs (g) to (l) accordingly; and

(ii)	in the existing paragraph (l), replacing the words “paragraphs (a) to (k)” with “paragraphs (a) to (j)”.

(n)

The definition of “Consolidated Total Net Debt” in Clause 27.1 (Financial definitions) shall be amended by inserting a new paragraph “(c) deducting any positive marked-to-market value and adding any negative marked-to-market value of any Qualifying Debt Principal Treasury Transaction as at the relevant date on which Consolidated Total Net Debt is calculated (and/or, if any actual amount is due to or payable by any Group member as a result of the termination or close-out of a Qualifying Debt Principal Treasury Transaction, that amount); and”, and renumbering the existing paragraph (c) as paragraph (d) accordingly.

(o)	The definition of “Finance Charges” in Clause 27.1 (Financial Definitions) shall be amended by:

(i)	replacing paragraph (c) of that definition with “(c) including any commission, fees, discounts and other finance payments (including, without limitation, any realised losses) accrued, paid or payable by any member of the Group (and deducting any such amounts, including without limitation any realised gains, accrued, paid or payable to any member of the Group) under any interest rate hedging arrangement”; and

(ii)	deleting paragraph (e) of that definition and renumbering the remaining paragraphs accordingly.

(p)	Paragraph (d) of Clause 28.20 (Dividends and Share redemption) shall be replaced with the following:

“(d)	redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so (other than to repay or service, to the extent necessary, the Facilities),

other than, in each case, a Permitted Payment.”

(q)	Clause 28.21 (Investor Debt) shall be amended by:

(i)	inserting the words “or the On-Loan Finance Documents” after “Except as permitted under the Intercreditor Deed” and in paragraph (a) inserting the words “(other than any On-Loan Finance Document)” after “subordinated in right of payment to any Loan”; and

(ii)	inserting the words in paragraph (b) “(other than the On-Loan Facility)” after the words “intercompany loan”.

(r)	Paragraph (b)(ii) of Clause 28.30 (Treasury Transactions) shall be amended by replacing that paragraph with the following:

(s)	“(ii) not terminated, varied or cancelled without the consent of the Facility Agent (acting on the instructions of the Majority Lenders), save (in the case of arrangements documented by the Hedging Agreements) as permitted by the Intercreditor Deed or to the extent any such termination, variation or cancellation does not affect such proportion of such arrangements as is required to be maintained pursuant to the terms of the Hedging Letter.”

(t)	Paragraph (a) of Clause 28.34 (Guarantors) shall be amended by the replacement of “or” in the 6th line with “and”.

(u)	In Clause 1.1 (Definitions) the definition of “Debt Principal Treasury Transaction shall be deleted and there shall be inserted the following definitions:

“Debt Principal Treasury Transaction” means any derivative transaction in connection with the protection of the principal amount of indebtedness arising under this Agreement against fluctuation in any foreign exchange rate or currency price.

“Qualifying Debt Principal Treasury Transaction” means a Debt Principal Treasury Transaction where the relevant Hedging Counterparty has a credit rating of either A- or higher by Standard & Poor’s Rating Services or A- or higher by Fitch Rating Ltd. or A3 or higher by Moody’s Investor Services Limited (the “Requisite Rating”).

“Requisite Threshold” means, in connection with any vote pursuant to any procedure referred to in paragraph (k) of Clause 41.2, such threshold percentage as required under such procedure to determine the passage or failure of the matter being voted on.

(v)	“Sponsor Affiliate” means Lion or such Investor (in each case for so long as Lion or such Investor, as the case may be, has an economic interest in the Group otherwise than as a Lender or under a Debt Purchase Transaction), any Obligor and any On-Loan Obligor and any Affiliate of Lion or such Investor (in each case for so long as Lion or such Investor, as the case may be, has an economic interest in the Group otherwise than as a Lender or under a Debt Purchase Transaction), any Obligor and any On-Loan Obligor, provided that any such trust, fund or other entity which has been established for at least one year solely for the purpose of making, purchasing or investing in loans or debt securities and which is managed or controlled independently from all other trusts, funds other entities managed or controlled by Lion or such Investor (in each case for so long as Lion or such Investor, as the case may be, has an economic interest in the Group otherwise than as a Lender or under a Debt Purchase Transaction) or any of their respective Affiliates which have been established for the primary or main purpose of investing in the share capital of companies shall not constitute a Sponsor Affiliate.

(w)	The definition of “Termination Date” in Clause 1.1 (Definitions) shall be amended by:

(i)	replacing paragraph (a) with “(a) in relation to Facility A, the date which is five years from the Funding Date”;

(ii)	replacing paragraph (b) with “(b) in relation to Facility B, the date which is six years from the Funding Date”.

(x)	Part 1 of Schedule 14 (Facility Repayment Date Installments) shall be amended so that it reads:

Facility A Repayment Date Installments

Facility A Repayment Date (months from Funding Date)	Repayment Installment
15	2.50%
21	5.00%
27	12.50%
33	5.00%
39	12.50%
45	10.00%
51	10.00%
57	10.00%
60	Any amount of the Facility A Loans remaining outstanding

(y)	Clause 41.1 (Required consents) shall be amended by replacing paragraph (a) with “(a) Subject to Clause 28.30 (Treasury Transactions) and Clause 41.2 (Exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Company and any such amendment or waiver will be binding on all Parties.”.

(z)	Clause 41.2 (f) (Exceptions) shall be amended so that the words in the last sentence “the consent of the Super Majority” are deleted and replaced with the words “the prior consent of all of the Lenders”.

(aa)	In Clause 1.1 (Definitions) a new definition “Debt Purchase Transaction” shall be inserted as follows:

“Debt Purchase Transaction” means, in relation to a person, a transaction where such person:

(a) purchases by way of assignment or transfer;

(b) enters into any sub-participation in respect of; or

(c) enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of,

any Commitment or amount outstanding under this Agreement.

(bb)	Clause 41.2(h) (Exceptions) shall be deleted and replaced with the following:

“(h)	For so long as a Sponsor Affiliate (A) beneficially owns a Commitment or (B) has entered into a sub-participation agreement relating to a Commitment or other such agreement or arrangement having a substantially similar economic effect and such agreement or arrangement had not been terminated:

(1)	in ascertaining the Majority Lenders or whether any given percentage of the Total Commitments has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents such Commitment shall be deemed to be zero; and

(2)	for the purpose of Clause 41.2 (Exceptions), such Sponsor Affiliate or the person with whom it has entered into such sub-participation, other agreement or arrangement shall be deemed not to be a Lender (unless in the case of a person not being a Sponsor Affiliate it is a Lender by virtue otherwise than by beneficially owning the relevant Commitment).

(i)	Each Lender shall promptly notify the Agent in writing if it knowingly enters into a Debt Purchase Transaction with a Sponsor Affiliate, such notification to include the amount of Commitment to which the Debt Purchase Transaction relates.

(j)	Each Sponsor Affiliate that is a Lender agrees that:

(A)	in relation to any meeting or conference call to which all the Lenders are invited to attend or participate, it shall neither attend nor participate in the same if so requested by the Agent nor, unless the Agent otherwise agrees, be entitled to receive the agenda or any minutes of the same;

(B)	in its capacity as Lender, unless the Agent otherwise agrees, it shall not be entitled to receive any report or other document prepared at the behest of, or on the instructions of, the Agent or one or more of the Lenders; and

(C)	it shall notify the Facility Agent, forthwith upon its entry into any Debt Purchase Transaction that it is a Sponsor Affiliate, together with details of the relevant Debt Purchase Transaction.

(k)	Each Sponsor Affiliate to which paragraph (h) above applies undertakes to vote, in any scheme of arrangement, voluntary arrangement, insolvency process or other formal or informal process having similar effect, any Commitment or participation in the Loans which, notwithstanding paragraph (h) above, they are entitled to vote, with such of the Lenders (if any) which comprise the Requisite Threshold, were for the purposes of this paragraph (k) the Requisite Threshold is calculated on the basis that such Commitments and participations of any Sponsor Affiliate are deemed to be zero.”

3.	AMENDMENT TO THE DEED OF GUARANTEE AND COVENANTS

With effect from the Effective Date (as defined below), the Deed of Guarantee and Covenants shall be amended as follows, and all references in the Deed of Guarantee and Covenants to “this Deed” shall include this Deed:

(a)	The definition of “Approved Accounting Firm” in Schedule 2 (Definitions and Interpretation) shall be replaced with:

““Approved Accounting Firm” means: (a) any of PricewaterhouseCoopers, Deloitte & Touche, KPMG, Ernst & Young; (b) BDO Unicon for the period up until first anniversary of the Closing Date; or (c) any other firm (if such other firm is agreed to in advance in writing by the Facility Agent)”.

(b)	The definition of “Auditors” in Schedule 2 (Definitions and Interpretation) shall be replaced with ““Auditors” means an Approved Accounting Firm, or any other firm (if such other firm is agreed to in advance in writing by the Facility Agent) or, in the case of the financial statements to be delivered pursuant to paragraph (a)(ii) of Clause 10.2 (Financial Statements), such auditors of the On-Loan Obligors from time to time which are reputable accounting firms”.

(c)	The definition of “Permitted Financial Indebtedness” in Schedule 2 (Definitions and Interpretation) shall be amended by:

(i)	replacing the figure “$30,000,000” in sub-paragraph (i) of paragraph (g) with the figure “$40,000,000”;

(ii)	replacing the figure “$40,000,000” in sub-paragraph (ii) of paragraph (g) with the figure “$50,000,000”; and

(iii)	replacing the figure “$50,000,000” in sub-paragraph (iii) of paragraph (g) with the figure “$60,000,000”.

(d)	The definition of “Termination Date” in Schedule 2 (Definitions and Interpretation) shall be amended by:

(i)	replacing paragraph (a) with “(a) in relation to Tranche A, the date which is five years from the Funding Date”;

(ii)	replacing paragraph (b) with “(b) in relation to Tranche B, the date which is six years from the Funding Date”.

(e)	Paragraph (a)(ii) of Clause 10.2 (Financial Statements) shall be amended by replacing the word “consolidated” with “unconsolidated”.

(f)	Paragraph (b)(iv) of Clause 10.4 (Requirements as to financial statements) shall be deleted and paragraph (b)(v) of Clause 10.4 (Requirements as to financial statements) shall be renumbered as paragraph (iv) and amended by replacing the words “applied in the preparation of the Base Case Model and the Original Financial Statements unless,” with the following:

“applied:

(A)	in the case of the Company, in the preparation of the Base Case Model; and

(B)	in the case of any On-Loan Obligor, in the preparation of the Original Financial Statements for that On-Loan Obligor,

unless,”

(g)	Paragraph (d) of Clause 12.20 (Dividends and share redemption) shall be deleted and replaced with the following:

“(d)	redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so (other than to repay or service any Facility under (and as defined in) the Senior Facilities Agreement or Loan to the extent necessary and, in each case, as permitted by the Intercreditor Deed), other than, in each case, a Permitted Payment.”

(h)	Clause 12.21 (Investor Debt) shall be amended by:

(i)	inserting the words “or the On-Loan Facility Agreement or this Deed” after “Except as permitted under the Intercreditor Deed” and in paragraph (a) inserting the words “(other than the On-Loan Facility)” after “subordinated in right of payment to any Loan”; and

(ii)	inserting the words in paragraph (b) “(other than the On-Loan Facility)” after the words “intercompany loan”.

(i)	Paragraph (a) of Clause 12.34 (Group Guarantors) shall be amended by the replacement of “or” in the 6th line with “and”.

(j)	Paragraph (b)(ii) of Clause 12.30 (Treasury Transactions) shall be amended by replacing that paragraph with the following:

“(ii) not terminated, varied or cancelled without the consent of the Facility Agent (acting on the instructions of the Majority Lenders), save (in the case of arrangements documented by the Hedging Agreements) as permitted by the Intercreditor Deed or to the extent any such termination, variation or cancellation does not affect such proportion of such arrangements as is required to be maintained pursuant to the terms of the Hedging Letter.”

(k)	The definition of “Consolidated Total Net Debt” in Schedule 2 (Definitions and Interpretation) shall be amended by inserting a new paragraph “(c) deducting any positive marked-to-market value and adding any negative marked-to-market value of any Qualifying Debt Principal Treasury Transaction as at the relevant date on which Consolidated Total Net Debt is calculated (and/or, if any actual amount is due to or payable by any Group member as a result of the termination or close-out of a Qualifying Debt Principal Treasury Transaction, that amount); and”, and renumbering the existing paragraph (c) as paragraph (d) accordingly.

(l)	The definition of “Debt Principal Treasury Transaction” in Schedule 2 (Definitions and Interpretation) shall be replaced as follows:

“Debt Principal Treasury Transaction” means any derivative transaction in connection with the protection of the principal amount of indebtedness arising under this Agreement against fluctuation in any foreign exchange rate or currency price.

(m)	A new definition “Qualifying Debt Principal Treasury Transaction” shall be inserted in Schedule 2 (Definitions and Interpretation) as follows:

“Qualifying Debt Principal Treasury Transaction” means a Debt Principal Treasury Transaction where the relevant Hedging Counterparty has a credit rating of either A-1 or higher by Standard & Poor’s Rating Services or A- or higher by Fitch Rating Ltd. or A3 or higher by Moody’s Investor Services Limited (the “Requisite Rating”).

(n)	The definition of “Excluded Disposal Proceeds” in Schedule 2 (Definitions and Interpretation) shall be amended by:

(i)	replacing the words “arising as a result of a Permitted Disposal” with “arising as a result of Permitted Receivables Financing or arising as a result of a Permitted Disposal”;

(ii)	replacing the words “(f) or (g)” in paragraph (i) of the definition of “Excluded Disposal Proceeds” with “(f), (g) or (n)”; and

(iii)	inserting a new paragraph “(ii) paragraph (m) of the definition of “Permitted Disposals” to the extent such Disposal Proceeds arise as a result of non-recourse receivables financing; and” and renumbering existing paragraph (ii) as (iii) accordingly.

(o)	The definition of “Finance Charges” in Schedule 2 (Definitions and Interpretation) shall be amended by:

(i)	replacing paragraph (c) of that definition with “(c) including any commission, fees, discounts and other finance payments (including, without limitation, any realised losses) accrued, paid or payable by any member of the Group (and deducting any such amounts, including without limitation any realised gains, accrued, paid or payable by any member of the Group) under any interest rate hedging arrangement”; and

(ii)	deleting paragraph (e) of that definition and renumbering the remaining paragraphs accordingly.

(p)	The definition of “Permitted Disposal” in Schedule 2 (Definitions and Interpretation) shall be amended by:

(i)	inserting a new paragraph “(n) of rights related to hedging arrangements provided the requirements of the Hedging Letter are met;”;

(ii)	inserting a new paragraph “(o) of receivables on recourse terms to the extent the same arises in connection with Permitted Financial Indebtedness; and”,

and renumbering existing paragraph (n) as (p) accordingly.

(q)	Paragraph (a)(i) of the definition of “Permitted Payment” in Schedule 2 (Definitions and Interpretation) shall be amended by:

(i)	replacing the figure “$1,00,000” with “$1,000,000”;

(ii)	inserting a new paragraph “(d) a Performance Payment in accordance with the Performance Payment Criteria (as defined in the Senior Facilities Agreement);”

(iii)	inserting a new paragraph “(e) a Dividend from the Senior Borrower to the Company, provided that the amount of such Dividend is directly paid by the Company into an account of the Company outside Russia subject to Transaction Security, and thereafter used held or applied in any manner permitted by the Finance Documents;”; and

(iv)	renumbering the existing paragraphs (d) and (e) as (f) and (g) accordingly.

4.	AMENDMENT TO THE INTERCREDITOR DEED

With effect from the Effective Date (as defined below), the Intercreditor Deed shall be amended as follows, and all references in the Intercreditor Deed to “this Deed” shall include this Deed:

(a)	A new definition in Clause 1.1 (Definitions) shall be inserted as follows ““Debt Principal Treasury Transaction” means Debt Principal Treasury Transaction as such term is defined in the Senior Facilities Agreement.”.

(b)	The definition of “Hedging Agreement” in Clause 1.1 (Definitions) shall be replaced with ““Hedging Agreement” means any hedging agreement between a Senior Obligor or On-Loan Obligor and a Hedge Provider entered into to hedge the Target Group’s interest rate and/or currency exchange rate exposure in relation to the Senior Facilities Agreement (to the extent required by the Hedging Letter, but not including such proportion of such arrangements, if any, as exceeds the requirements of the Hedging Letter)”.

(c)	Clause 4.1(a) (Hedging Prohibited Action) shall be amended by inserting the additional words “Clause 4.7 (Amendments to Hedging Documents),” after the word “(inclusive),” in the forth line of that paragraph.

(d)

Clause 4.7 (Amendments to the Hedging Documents) shall be amended by inserting a new paragraph (c) as follows “(c) If at any time a Hedge Provider’s short term debt is rated below the Requisite Rating or is unrated, the Company or any relevant Group member shall be entitled to terminate the affected Hedging Agreement and enter into a new Hedging Agreement with any other

Lender, or if no more than one Lender has the Requisite Rating, then any other bank or financial institution having the Requisite Rating provided that at all times the requirements in the Hedging Letter are met.

5.	[INTENTIONALLY LEFT BLANK]

6.	AMENDMENT TO THE HEDGING LETTER

With effect from the Effective Date (as defined below), in accordance with the Clause 4(d)(Amendment to the Intercreditor Deed) of this Deed, it is agreed in relation to the Hedging Letter that, in the circumstances where no more than one Lender has the Requisite Rating the Company or Group may enter into hedging arrangements with a hedge provider(s) other than a Lender, provided the requirements of Clause 4(d) (Amendment to the Intercreditor Deed) are met.

7.	ACKNOWLEDGEMENTS

With effect from the Effective Date (as defined below):

(a)	Any payment due on a Repayment Date pursuant to paragraph (c) of Clause 9.1 (Repayment of Term Tranches) to the extent unpaid on such date shall be immediately payable on the date following the number of months set forth in the table calculated from the Funding Date.

(b)	for the avoidance of doubt, for the purposes of any provision of any Finance Document, any Interest in respect of which a PIK Election has been made or which is capitalised with, added to an/or deemed to be part of any Tranche under Clause 11.4 (PIK Option) of the On-Loan Facility Agreement, and any interest or principal thereon, may at the Company’s option be prepaid to Nowdo Limited and Nowdo Limited may pay, dividend or distribute any such amount to the Company without triggering any restrictions, obligations or other provisions under the Finance Documents.

8.	EFFECTIVE DATE

The effective date (the “Effective Date”) of this Deed shall be the date on which the Facility Agent confirms to the Lenders and the Obligors that it has received each of the documents and evidence listed in Schedule 2 (Conditions Precedent), each in form and substance satisfactory to the Facility Agent.

9.	RATIFICATION OF SENIOR FACILITIES AGREEMENT

(a)	The Senior Facilities Agreement as amended by this Deed is ratified and confirmed.

(b)	Subject as amended by this Deed, the Original Guarantors confirm that the provisions of the guarantee and indemnity contained in Clause 24 (Guarantee and Indemnity) of the Senior Facilities Agreement shall remain in full force and effect on and after the Effective Date and shall apply equally to the obligations of the Company under Clause 14 (Expenses and Stamp Duty) of this Deed as if set out in full in this Deed save that references in the Senior Facilities Agreement to “this Agreement” shall be construed as references to this Deed.

10.	RATIFICATION OF DEED OF GUARANTEE AND COVENANTS

(a)	The Deed of Guarantee and Covenants as amended by this Deed is ratified and confirmed.

(b)	Subject as amended by this Deed, the Group Guarantors confirm that the provisions of the guarantee and indemnity contained in Clause 2 (Guarantee) of the Deed of Guarantee and Covenants shall remain in full force and effect on and after the Effective Date and shall apply equally to the obligations of the Company under Clause 14 (Expenses and Stamp Duty) of this Deed as if set out in full in this Deed save that references in the Deed of Guarantee and Covenants to “this Deed” shall be construed as references to this Deed.

11.	RATIFICATION OF INTERCREDITOR DEED

The Intercreditor Deed as amended by this Deed is ratified and confirmed.

12.	RATIFICATION OF ON-LOAN FACILITY AGREEMENT

(a)	The acknowledgement of the On-Loan Facility Agreement made pursuant to this Deed is ratified and confirmed.

(b)	Subject as acknowledged by this Deed, each Obligor (as defined in the Definitions and Schedules Deed) confirms that the provisions of the guarantee and indemnity contained in Clause 18 (Guarantee) of the On-Loan Facility Agreement shall remain in full force and effect on and after the Effective Date and shall apply equally to the obligations of the Company under Clause 14 (Expenses and Stamp Duty) of this Deed as if set out in full in this Deed save that references in the On-Loan Facility Agreement to “this Agreement” shall be construed as references to this Deed.

13.	REPRESENTATIONS AND WARRANTIES

(a)	Each of the Obligors represent and warrant to the Lenders the Repeating Representations as set out in Clause 25 (Representations) of the Senior Facilities Agreement (the “Repeating Representations”) as if such Repeating Representations were set out in full in this Deed. Such representations and warranties shall survive the execution of this Deed.

(b)	Each On-Loan Obligor represents and warrant to the Facility Agent those representations and warranties set out in Clause 9 (Representations) of the Deed of Guarantee and Covenants corresponding to the Repeating Representations as if such Repeating Representations were set out in full in this Deed. Such representations and warranties shall survive the execution of this Deed.

14.	EXPENSES AND STAMP DUTY

(a)	The Company shall, within five Business Days of written demand of the Facility Agent, reimburse each of the Finance Parties for the amount of any reasonable fees, costs and expenses (including legal fees) properly incurred by such Finance Party (and, in the case of the Security Agent, by any of its agents, attorneys or delegates) in responding to, evaluating, negotiating, complying with or effecting the amendments contemplated in this Deed.

(b)	The Company shall, within five Business Days of written demand, pay to the Mandated Lead Arrangers and each other Secured Party the amount of all costs and expenses (including legal fees) incurred by it in connection with the enforcement of or the preservation of any rights under this Deed.

(c)	The Company shall pay (or procure that another Obligor pays) and, within five Business Days of written demand, indemnify each Secured Party against any cost, loss or liability that Secured Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Deed unless incurred on assignment of any Lender’s Commitment or participation or sub participation after the Syndication Date.

15.	FINANCE DOCUMENT

This Deed is designated a Finance Document by the Facility Agent and the Company.

16.	COUNTERPARTS

This may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

17.	GOVERNING LAW AND JURISDICTION

(a)	This Deed shall be governed by and construed in accordance with English law.

(b)	The provisions of Clause 44 (Enforcement) of the Senior Facilities Agreement shall be deemed to be incorporated into this Deed as if such clause was set out in full save that references in the Senior Facilities Agreement to “this Agreement” shall be construed as references to this Deed.

Whereas the parties have caused this Deed to be executed as a deed on the day and year first before written.

SCHEDULE 1

ORIGINAL PARTIES

Original Lenders

Goldman Sachs International

UniCredit Bank Austria AG

Ing Bank N.V., London Branch

Raiffeisen Zentralbank Österreich AG

Original Guarantors

Pasalba Ltd

Latchey Limited

Group Guarantors

ZAO Distillery Topaz

OOO Pervy Kupazhny Zavod

OOO Bravo Premium

OOO The Trading House Russian Alcohol

ZAO Russian Alcohol Group

ZAO Sibirsky Lvz

Latchey Limited

OOO Glavspirttrest

AUK Holdings Limited

Vlaktor Trading Limited

On-Loan Borrowers

ZAO Distillery Topaz

OOO Pervy Kupazhny Zavod

OOO Bravo Premium

OOO The Trading House Russian Alcohol

ZAO Russian Alcohol Group

ZAO Sibirsky Lvz

Original Intragroup Creditors

Lion/Rally Lux 3 S.a.r.l

Pasalba Ltd

Nowdo Limited

Original Intragroup Debtors

Pasalba Ltd

Latchey Limited

ZAO Distillery Topaz

OOO Pervy Kupazhny Zavod

OOO Bravo Premium

OOO The Trading House Russian Alcohol

ZAO Russian Alcohol Group

ZAO Sibirsky Lvz

SCHEDULE 2

CONDITIONS PRECEDENT

1.	Obligors

(a)	A copy of a resolution of the board of directors (the “Board Resolution”) of each Obligor:

(i)	approving the terms of the Senior Facilities Agreement as amended by this Deed or, as the case may be, the Deed of Guarantee and Covenants as amended by this Deed, Intercreditor Deed or Hedging Letter as amended by this Deed and resolving that it will execute, deliver and perform this Deed;

(ii)	authorising a specified person or persons to execute this Deed; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Deed.

(b)	A certificate of an authorised signatory of the Company as agent for each Obligor certifying that each document relating to that Obligor provided to the Facility Agent, in the case of AUK Holdings Limited and Vlaktor Trading Limited on 15 October 2008, and in the case of the other Obligors on or prior to the Funding Date pursuant to Part 1 of Schedule 2 (Conditions Precedent) of the Senior Facility Agreement, and in the case of AUK Holdings Limited and Vlaktor Trading Limited pursuant to Part 3 of Schedule 2 (Conditions Precedent) of the Senior Facility Agreement, and the Board Resolution for that Obligor is correct, complete and in full force and effect and has not been amended, superseded cancelled or terminated.

2.	Shareholder Creditor and Parent

(a)	A copy of a resolution of the board of directors (the “Board Resolution”) of each of the Shareholder Creditor and the Parent:

(i)	approving the terms of the Intercreditor Deed as amended by this Deed and resolving that it will execute, deliver and perform this Deed;

(ii)	authorising a specified person or persons to execute this Deed; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Deed.

4.	Finance Documents

(a)	This Deed duly executed and delivered by the parties hereto.

(b)	The original issue discount fee letter between the Company and the Facility Agent duly executed and delivered by the parties thereto.

4.	Legal opinions

A legal opinion of the following legal advisers to the Facility Agent and Arrangers:

(a)	White & Case LLP, London as to matters of English law;

(b)	White & Case LLP, Moscow as to matters of Russian law;

(c)	Antis Triantafyllides & Sons as to matters of Cyprus law;

(d)	Arendt Medernach as to Luxembourg law,

each addressed to the Facility Agent, the Security Agent and the Original Lenders and capable of being relied upon by any persons to become Lenders pursuant to the primary syndication of the Facilities.

2.	Expenses

Evidence that all fees, costs and expenses due to be paid or reimbursed by any Obligor or On-Loan Obligor under and pursuant to the Finance Documents have been paid.

The Company, Original Intragroup Creditor and Original Intragroup Debtor

PASALBA LTD

By:	/s/ Arjan Schaapman	/s/ Adriaan Coppens
Name:	Arjan Schaapman	Adriaan Coppens
Title:	Directors

Address:

Fax:

Attention:

The Senior Borrower, On-Loan Lender and Original Intragroup Creditor

NOWDO LIMITED

By:	/s/ Arjan Schaapman	/s/ Adriaan Coppens
Name:	Arjan Schaapman	Adriaan Coppens
Title:	Directors

Address:

Fax:

Attention:

The Facility Agent on behalf of itself and the other Finance Parties

RAIFFEISEN ZENTRALBANK ÖSTERREICH AG

By:
Name:
Title:

Address:

Fax:

Attention:

The Original Guarantors

PASALBA LTD

LATCHEY LIMITED

By:	/s/ Arjan Schaapman	/s/ Adriaan Coppens
Name:	Arjan Schaapman	Adriaan Coppens
Title:	Directors

Address:

Fax:

Attention:

The Group Guarantors and Intragroup Debtors

ZAO DISTILLERY TOPAZ

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

OOO PERVY KUPAZHNY ZAVOD

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

OOO BRAVO PREMIUM

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

ZAO RUSSIAN ALCOHOL GROUP

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

ZAO SIBIRSKY LVZ

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

OOO THE TRADING HOUSE RUSSIAN ALCOHOL

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

LATCHEY LIMITED

By:	/s/ Arjan Schaapman	/s/ Adriaan Coppens
Name:	Arjan Schaapman	Adriaan Coppens
Title:	Directors

Address:

Fax:

Attention:

OOO GLAVSPIRTTREST

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

The Group Guarantors

AUK HOLDINGS LIMITED

By:	/s/ Arjan Schaapman	/s/ Adriaan Coppens
Name:	Arjan Schaapman	Adriaan Coppens
Title:	Directors

Address:

Fax:

Attention:

VLAKTOR TRADING LIMITED

By:	/s/ Arjan Schaapman	/s/ Adriaan Coppens
Name:	Arjan Schaapman	Adriaan Coppens
Title:	Directors

Address:

Fax:

Attention:

The On-Loan Borrowers

ZAO DISTILLERY TOPAZ

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

OOO PERVY KUPAZHNY ZAVOD

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

OOO BRAVO PREMIUM

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

ZAO RUSSIAN ALCOHOL GROUP

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

ZAO SIBIRSKY LVZ

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

OOO THE TRADING HOUSE RUSSIAN ALCOHOL

By:	/s/ [Signature illegible]
Name:
Title:

Address:

Fax:

Attention:

The Shareholder Creditor

LION/RALLY LUX 2 S.A. R.L.,

By:	/s/ Richard Brekelmans
Name:	Richard Brekelmans
Title:	Manager B

Address:	13/15, Avenue de la Liberte, L-1931 Luxembourg
Fax:	+ 352 268 901 69
Attention:	Richard Brekelmans

The Parent and Original Intragroup Creditor

LION/RALLY LUX 3 S.A. R.L.

By:	/s/ Richard Brekelmans
Name:	Richard Brekelmans
Title:	Manager B

Address:	13/15, Avenue de la Liberte, L-1931 Luxembourg
Fax:	+ 352 268 901 69
Attention:	Richard Brekelmans